AMERICAN INDEPENDENCE FUNDS TRUST

SUPPLEMENT DATED SEPTEMBER 4, 2012

TO THE

PROSPECTUS DATED FEBRUARY 29, 2012

(AS SUPPLEMENTED THROUGH JUNE 27, 2012)

NESTEGG TARGET DATE FUNDS

NESTEGG FUND (TICKER SYMBOLS: NECSX, NECPX)	NESTEGG 2030 FUND (TICKER SYMBOLS: NETHX, NEHPX)
NESTEGG 2020 FUND (TICKER SYMBOLS: NETWX, NETPX)	NESTEGG 2040 FUND (TICKER SYMBOLS: NEFYX, NEFPX, NEJVX)
NESTEGG 2050 FUND (TICKER SYMBOLS: NEFTX, NEFAX)

(the “Funds”)

This supplement replaces in its entirety the supplement dated August 31, 2012, and corrects certain information with the respect to the management of the Funds that was incorrectly stated in the August 31, 2012 supplement.

Effective September 1, 2012, Robert Campbell will serve as the Portfolio Manager of the fixed income strategy of the NestEgg Target Date Funds, replacing Kirk Barneby and Glenn Dorsey. To reflect this change, the Prospectus is updated as follows:

1.  Under each Fund’s “FUND SUMMARY” in the sub-section entitled “Portfolio Management,” the table regarding the Investment Adviser’s portfolio managers responsible for the day to day management of the Funds shall be replaced with the following:

Manager Name	Primary Title	Adviser	Managed the Fund Since
Robert Campbell	Portfolio Manager (Fixed Income)	AIFS	2012
Richard “Rick” Baird	Portfolio Manager (Value Equity)	AIFS	2012

2. Under “Fund Management” in the section “MORE ABOUT THE FUNDS” the following replaces in its entirety the information for “Portfolio Managers” under “The Investment Adviser”:

Portfolio Managers

The Funds’ portfolio managers are responsible for the day-to-day management of the Funds.  The Funds are managed by Mr. Robert Campbell and Mr. Richard Baird. Mr. Campbell manages the fixed income allocation of each Fund’s portfolio and he also oversees the sub-advisers. Mr. Baird is responsible for the day-to-day management of the Funds with respect to the value equity allocation of each Fund’s portfolio. The biographical information for each portfolio manager is set forth below.

Robert A. Campbell, CFA, Senior Managing Director and Portfolio Manager, joined AIFS in March, 2006. He is also responsible for the day to day operations of the Kansas Tax-Exempt Bond Fund and the Absolute Return Bull Bear Bond Fund. Prior to joining AIFS, Mr. Campbell was a senior portfolio manager with Galliard Capital Management, Inc. (the previous sub-adviser to the Kansas Tax-Exempt Bond Fund) since November 2000, where he was the portfolio manager of the Kansas Tax-Exempt Bond Fund. Prior to his employment with Galliard, Mr. Campbell served as a municipal/fixed income portfolio manager with First Commerce Investors (1997-2000), U.S. Bank/First Bank (1996-1997) and Firstier Bank (1995-1996). While at First Commerce Investors, Mr. Campbell managed two (2) fixed income mutual funds. One was a state specific municipal bond fund and the other was an intermediate taxable bond fund.

Richard “Rick” Baird,  Portfolio Manager, joined AIFS in June 2012. Mr. Baird also manages fixed income and value equity strategies at Yellowstone Partners, which he joined in January 2010. Mr. Baird founded Wind River Advisors LLC in March 2008, an investment firm acquired by Yellowstone Partners in 2009. Mr. Baird’s background includes Senior Vice President of Zions Bank and Chief Investment Officer of the investment division of Western National Trust Company, the 6-state Zions’ subsidiary. He was Vice President at Seafirst Bank in Seattle where he chaired the Equity Strategy Committee and Vice President at First Security Investment Management where he managed foundations and the firm’s municipal bond funds. Mr. Baird is a Chartered Financial Analyst and member of the Institute of Chartered Financial Analysts. He has managed municipal bonds and equities for high net-worth clients and mutual funds for over 25 years.

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